Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA Wellington Strategic Multi-Asset Portfolio

(the “Portfolio”)

Supplement dated November 16, 2023

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2023, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Wellington Strategic Multi-Asset Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers” the following information is added:

Name and Title	Portfolio Manager of the Portfolio Since

Tara C. Stilwell, CFA Senior Managing Director and Equity Portfolio Manager	July 2023

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the fourth paragraph under “Wellington Management Company LLP (“Wellington Management”)” is deleted in its entirety and replaced with the following:

The SA Wellington Strategic Multi-Asset Portfolio is managed by a team of portfolio managers, which includes Nicolas M. Choumenkovitch, Tara C. Stilwell, CFA, Martin Harvey, CFA, and Edward L. Meyi, FRM. Mr. Choumenkovitch, Senior Managing Director and Equity Portfolio Manager of Wellington Management, is a portfolio manager of the global equity portion of the Portfolio. Mr. Choumenkovitch joined the firm as an investment professional in 1995. Ms. Stilwell, Senior Managing Director and Equity Portfolio Manager, also manages the global equity portion of the Portfolio. Ms. Stilwell joined the firm as an investment professional in 2008.* Mr. Harvey, Managing Director and Fixed Income Portfolio Manager, joined the firm as an investment professional in 2016. Mr. Meyi, FRM Managing Director and Fixed Income Portfolio Manager, joined the firm in 2002 as an investment professional.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

* Nicolas M. Choumenkovitch announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Choumenkovitch’ s portfolio management responsibilities will transition to Tara C. Stilwell, CFA in the months leading up to his departure.

SCSP-86704H-WSM2 (11/23)